                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2004

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-16455                 76-0655566
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                1000 MAIN
             HOUSTON, TEXAS                                            77002
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------

ITEM 9. REGULATION FD DISCLOSURE.

     Attached hereto and incorporated by reference herein are the consolidated interim financial statements of Orion Power Holdings, Inc. (Orion Power), a wholly-owned subsidiary of Reliant Resources, Inc. (Reliant Resources), and management's narrative analysis of financial condition and results of operations for the quarterly period ended June 30, 2003 (Restated).

     The consolidated interim financial statements for the three and the six months ended June 30, 2003 (Restated), include a change in method applied by Reliant Resources and its wholesale energy segment in allocating corporate, support services and other common costs to Orion Power and its subsidiaries. This change in methodology has been applied retroactively to all periods presented. However, for the three and six months ended June 30, 2002, we were not fully integrated into Reliant Resources' operations and as a result, no corporate and other common costs were allocated by Reliant Resources or its subsidiaries to us. The restatement had no impact on previously reported consolidated operating, investing and financing cash flows. See note 1 to the attached consolidated interim financial statements.

     Except as otherwise expressly noted in note 1 to our consolidated interim financial statements, the financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect any developments subsequent to August 14, 2003.

                                    SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                           RELIANT RESOURCES, INC.

                                                            (Registrant)

Date: January 28, 2004         By:    /s/ Thomas C. Livengood
                                  -----------------------------------
                               Thomas C. Livengood
                               Vice President and
                               Controller

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              EXHIBIT DESCRIPTION
------                              -------------------
99.1              Consolidated interim financial statements of Orion Power
                  Holdings, Inc., a wholly-owned subsidiary of Reliant
                  Resources, Inc., and management's narrative analysis of
                  financial condition and results of operations for the
                  quarterly period ended June 30, 2003 (Restated).

                                       iii